Exhibit 10.1

AMENDED AND RESTATED SECURED PROMISSORY NOTE

$3,000,000	December 19, 2007

          FOR VALUE RECEIVED, the undersigned, STEVEN H. MADDEN, an individual residing at 175 East 73rd Street, New York, New York 10021 (the “Borrower”), hereby unconditionally promises to pay to the order of STEVEN MADDEN, LTD., a Delaware corporation (the “Company”), at the time, place and in the manner specified below, the principal amount of three million dollars ($3,000,000), and to pay simple interest on the unpaid principal amount hereof at the rate of eight percent (8%) per annum (calculated on the basis of a 360-day year), payable from June 25, 2007 until such principal amount shall be paid in full. This Note amends and restates and replaces the Secured Promissory Note, dated June 25, 2007, previously executed and delivered by the Borrower to the order of the Company to evidence a loan from the Company to the Borrower, together with all accrued and unpaid interest thereon (the “Original Note”).

          The Borrower shall pay the full principal amount of this Note, and all accrued and unpaid interest thereon, to the Company on the earlier of (i) the date the Borrower ceases to be employed by the Company and (ii) March 31, 2009.

          Payment of principal and interest under this Note shall be payable in lawful money of the United States of America in immediately available funds at the offices of the Company at 52-16 Barnett Avenue, Long Island City, New York 11104, or at such other place as the Company may designate in writing to the Borrower.

          The Borrower may prepay this Note in whole or in part at any time and from time to time, without penalty. All payments shall be applied first to accrued and unpaid interest and then to principal.

          The Company is hereby authorized by the Borrower from time to time to set off, appropriate and apply any and all amounts due and payable to the Company by the Borrower under this Note against any and all amounts payable to the Borrower by the Company pursuant to Section 4.10 of that certain Third Amended Employment Agreement, dated as of July 15, 2005, by and between the Borrower and the Company.

          To secure the Borrower’s payment and performance of all of the Borrower’s obligations hereunder, the Borrower hereby pledges to and assigns to the Company, and grants to the Company a first priority continuing security interest in, 510,000 shares of Common Stock owned by the Borrower (the “Pledged Shares”) and all dividends and distributions in respect of such Pledged Shares, and proceeds of all of the foregoing (collectively, the “Collateral”). The Borrower shall deliver (or cause to be delivered) and pledge to the Company any and all certificates evidencing the Pledged Shares (accompanied by stock powers or assignments, as applicable, duly executed in blank), provided, however, that if a securities intermediary, broker or agent holds any of the Pledged Shares, the Borrower, at the Company’s direction, shall: (a) cause such securities intermediary, broker and/or agent to execute and deliver to the Company a duly executed control agreement acknowledging the pledge granted hereunder and perfecting the Company’s security interest in the Pledged Shares, which agreement shall be in form and substance acceptable to the Company in its sole discretion, or (b) authorize such securities intermediary, broker or agent to transfer the Borrower’s securities entitlements with respect to such Pledged Shares to an account as to which the Company is its customer. Until the Borrower’s obligations under this Note are satisfied in full, the Borrower shall not offer, sell, contract to sell, transfer or otherwise dispose of or encumber the Pledged Shares without the Company’s prior written consent. Except as modified by this Note, all amounts owed to the Company by the Borrower under the Original Note on the date hereof are hereby ratified and affirmed and shall hereafter continue to be evidenced by this Note, and the security interest in the Collateral granted pursuant to the Original Note shall remain continuously perfected, in effect and uninterrupted from the initial date of grant thereof, and nothing contained in this Note shall operate as a waiver of any right, power or remedy of the Company under any provision of the Original Note or otherwise.

          From time to time upon request by the Company, the Borrower shall furnish such further assurances of title with respect to the Collateral, execute such written agreements, or do such other acts, in each case as may be reasonably necessary, in the Company’s sole discretion, in order to perfect or continue the first priority lien and security interest of the Company in the Collateral.

          The Borrower hereby authorizes the Company to file one or more UCC financing statements, and amendments and continuations thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of the Borrower (to the extent such signature is required under the laws of any applicable jurisdiction).

          If the Borrower fails to make any payment of principal or interest on the date when such payment is due and payable under this Note and such failure continues for a period of three (3) days (a “Default”), then, in addition to all other rights, options and remedies granted or available to the Company under this Note, the Company may, upon or at any time after the occurrence of a Default, exercise any and all rights of a secured creditor under the Uniform Commercial Code, as in effect from time to time, and under any other applicable law or in equity.

          The Borrower waives presentment, notice of dishonor and protest of this Note. The Company shall not be deemed to have waived any of its rights or remedies hereunder unless such waiver shall be in writing and signed by the Company, and no delay or omission by the Company in exercising any of its rights or remedies hereunder shall operate as a waiver thereof. A waiver of any right or remedy on one occasion shall not be construed as a waiver of any other right or remedy then or thereafter existing.

          This Note may not be modified or amended without the express written consent of the Company and the Borrower.

          This Note shall be binding upon the Borrower and the Borrower’s heirs, legal representatives, successors and assigns. This Note may be transferred and assigned by the Company in its sole discretion. This Note may be transferred and assigned by the Borrower only with the prior written consent of the Company exercised in its absolute discretion.

          This Note shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law.

          THE BORROWER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW YORK. THE BORROWER CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER HIS PERSON BY ANY SUCH COURT HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON HIM AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE BORROWER AT HIS ADDRESS SET FORTH BELOW OR TO ANY OTHER ADDRESS AS MAY APPEAR IN THE COMPANY’S RECORDS AS THE ADDRESS OF THE BORROWER.

          IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, EACH OF THE COMPANY AND THE BORROWER WAIVES TRIAL BY JURY, AND THE BORROWER ALSO WAIVES (I) THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR IMMUNITY, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

          In the event of a Default under this Note, the Borrower agrees to pay all costs of collection, including reasonable attorney’s fees, incurred in collection of this Note and enforcement of the Company’s rights and remedies.

          IN WITNESS WHEREOF, the Borrower has hereunto set his hand as of the day and year first above written.

/s/ Steven H. Madden

Steven H. Madden